Exhibit 99.1

         The Mortgage Loans, representing approximately 88.33% of the Group I Loans (by aggregate principal balance as of the Subsequent Cut-off Date), are evidenced by mortgage notes (each, a "Mortgage Note"), secured by first or second mortgages or deeds of trust (the "Mortgage") on one- to four-family residential properties consisting of attached or detached one- to four-f dwelling units and individual condominium units (each, a "Mortgaged Property"). The Manufactured Home Loans, representing approximately 11.67% of the Group I Loans (by aggregate principal balance as of the Subsequent Cut-off Date), are evidenced by first or second manufactured housing contracts (each, a "Manufactured Home Contract" and together with the Mortgage Notes, the "Debt Instruments") on manufactured homes (each, a "Manufactured Home" and together with the Mortgaged Properties, the "Properties") that are not real estate. The Group I Loans consist of approximately 4,136 Loans, of which approximately 92.61% are secured by first Mortgages or Manufactured Home Contracts, as applicable and approximately 7.39% are secured by second Mortgages or Manufactured Home Contracts, as applicable.

         As of the Subsequent Cut-off Date, the average unpaid principal balance of the Group I Loans was approximately $54,188. As of the Subsequent Cut-off Date, the weighted average Loan Rate of the Group I Loans was approximately 10.452% per annum. As of the Subsequent Cut Date, the weighted average CLTV at origination of the Group I Loans was approximately 79.50%.
The weighted average remaining term to maturity of the Group I Loans was approximately 244 months as of the Subsequent Cut-off Date, and the latest scheduled maturity of any Group I Loan is April 2031; however the actual date on which any Group I Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal.

         As of the Subsequent Cut-off Date, all of the Group I Loans were secured by Mortgaged Properties or Manufactured Homes. Based on information supplied by the borrowers in connection with their loan applications at origination, Properties securing approximately 88.46% of the Group I Loans will be owner occupied primary residences.

         Approximately 48.27% of the Group I Loans provide for penalties upon full prepayment during the first one, two, three, four or five years after origination thereof. Each of the Group I Loans is subject to a due-on-sale clause.

         Except with respect to approximately 18.56% of the Group I Loans, the scheduled monthly payment on each Group I Loan includes interest plus an amount that will amortize the outstanding principal balance of the Group I Loan over its remaining term.

         The Group I Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


                        SUBSEQUENT CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP I LOANS (1)



                                                                          % OF AGGREGATE
                                              PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                              OUTSTANDING AS OF           OUTSTANDING AS OF
                                   NUMBER    THE SUBSEQUENT CUT-OFF     THE SUBSEQUENT CUT-OFF
       PRINCIPAL BALANCE ($)     OF LOANS          DATE                          DATE
-------------------------------  ---------   ----------------------     ----------------------
   4,548.03   -    50,000.00...      2,351          $74,459,271.23                33.22%
  50,000.01   -   100,000.00...      1,380           92,833,260.48                41.42
 100,000.01   -   150,000.00...        287           34,765,865.45                15.51
 150,000.01   -   200,000.00...         86           14,678,402.14                 6.55
 200,000.01   -   250,000.00...         26            5,818,707.35                 2.60
 250,000.01   -   274,459.90...          6            1,566,897.38                 0.70
                                     -----         ---------------               ------
      TOTAL....................      4,136         $224,122,404.03               100.00%
                                     =====         ===============               ======

(1) THE AVERAGE SUBSEQUENT CUT-OFF DATE PRINCIPAL BALANCE OF THE GROUP I LOANS WAS APPROXIMATELY $54,188.


                               CREDIT BUREAU RISK SCORES FOR THE GROUP I LOANS(1)(2)


                                                                          % OF AGGREGATE
                                              PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                              OUTSTANDING AS OF           OUTSTANDING AS OF
                                   NUMBER    THE SUBSEQUENT CUT-OFF     THE SUBSEQUENT CUT-OFF
     CREDIT BUREAU RISK SCORE    OF LOANS          DATE                          DATE
-------------------------------  ---------   ----------------------     ----------------------
N/A...................              147      $    8,947,385.79                  3.99%
     401     -     450                4             265,624.51                  0.12
     451     -     500               65           3,302,335.64                  1.47
     501     -     550              500          26,536,136.61                 11.84
     551     -     600              846          50,490,609.06                 22.53
     601     -     650            1,060          58,447,024.06                 26.08
     651     -     700              847          44,074,026.69                 19.67
     701     -     750              463          23,252,255.55                 10.37
     751     -     800              200           8,633,751.39                  3.85
     801     -     820                4             173,254.73                  0.08
                                  -----        ---------------                ------
   TOTAL..............            4,136        $224,122,404.03                100.00%
                                  =====        ===============                ======

________________
(1) THE WEIGHTED AVERAGE CREDIT BUREAU RISK SCORE OF THE GROUP I LOANS WAS APPROXIMATELY 626.
(2) DETERMINED FOR EACH GROUP I LOAN AS DESCRIBED UNDER "NEW SOUTH FEDERAL SAVINGS BANK--UNDERWRITING STANDARDS" IN THE PROSPECTUS SUPPLEMENT.



                       ORIGINAL TERMS TO MATURITY OF THE GROUP I LOANS(1)



                                                                          % OF AGGREGATE
                                              PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                              OUTSTANDING AS OF           OUTSTANDING AS OF
                                   NUMBER    THE SUBSEQUENT CUT-OFF     THE SUBSEQUENT CUT-OFF
     ORIGINAL TERM (MONTHS)       OF LOANS          DATE                          DATE
-------------------------------  ---------   ----------------------     ----------------------
   48  -    72........               21        $        385,606.55                0.17%
   73  -   108........               24                 432,594.70                0.19
  109  -   144........              204               5,417,242.53                2.42
  145  -   180........            2,057             102,035,294.06               45.53
  181  -   216........                8                 226,103.54                0.10
  217  -   252........              526              25,975,436.82               11.59
  289  -   324........               93               3,451,452.18                1.54
  325  -   360........            1,203              86,198,673.65               38.46
                                  -----            ---------------              ------
       TOTAL..........            4,136            $224,122,404.03              100.00%
                                  =====            ===============              ======

____________________
(1) THE WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY OF THE GROUP I LOANS WAS APPROXIMATELY 256 MONTHS.


                                REMAINING TERMS TO MATURITY OF THE GROUP I LOANS(1)


                                                                          % OF AGGREGATE
                                              PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                              OUTSTANDING AS OF           OUTSTANDING AS OF
                                   NUMBER    THE SUBSEQUENT CUT-OFF     THE SUBSEQUENT CUT-OFF
     REMAINING TERM (MONTHS)      OF LOANS          DATE                          DATE
-------------------------------  ---------   ----------------------     ----------------------
   27  -    36...........                2      $         57,574.22                0.03%
   37  -    72...........               37               660,842.20                0.29
   73  -   108...........               97             2,380,712.26                1.06
  109  -   144...........              168             5,419,836.41                2.42
  145  -   180...........            2,015           100,263,766.73               44.74
  181  -   216...........               16               754,983.49                0.34
  217  -   252...........              510            25,304,480.27               11.29
  253  -   288...........               90             3,455,826.51                1.54
  289  -   324...........               23             1,783,011.72                0.80
  325  -   360...........            1,178            84,041,370.22               37.50
                                     -----          ---------------              ------
       TOTAL.............            4,136          $224,122,404.03              100.00%
                                     =====          ===============              ======

____________________
(1) THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY OF THE GROUP I LOANS WAS APPROXIMATELY 244 MONTHS.


                                        PROPERTY TYPES OF THE GROUP I LOANS



                                                                          % OF AGGREGATE
                                              PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                              OUTSTANDING AS OF           OUTSTANDING AS OF
                                   NUMBER    THE SUBSEQUENT CUT-OFF     THE SUBSEQUENT CUT-OFF
     PROPERTY TYPE                OF LOANS          DATE                          DATE
-------------------------------  ---------   ----------------------     ----------------------
Single Family............          3,371         $191,863,996.81                85.61%
Manufactured Housing.....            656           26,157,077.35                11.67
Other....................             37            2,551,123.41                 1.14
Mobile Home..............             46            2,393,456.14                 1.07
Two to Four Family.......             12              646,400.66                 0.29
Condominium..............             10              273,886.20                 0.12
Apartment................              4              236,463.46                 0.11
                                   -----         ---------------               ------
      Total..............          4,136         $224,122,404.03               100.00%
                                   =====         ===============               ======



                                     OCCUPANCY STATUS OF THE GROUP I LOANS(1)




                                                                          % OF AGGREGATE
                                              PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                              OUTSTANDING AS OF           OUTSTANDING AS OF
                                   NUMBER    THE SUBSEQUENT CUT-OFF     THE SUBSEQUENT CUT-OFF
     OCCUPANCY STATUS             OF LOANS          DATE                          DATE
-------------------------------  ---------   ----------------------     ----------------------
Primary...............                3,698      $198,261,902.91                   88.46%
Second Home...........                  261        17,067,142.70                    7.62
Investor..............                  137         6,130,061.95                    2.74
Other.................                    1            73,306.84                    0.03
Unknown...............                   39         2,589,989.63                    1.16
                                      -----      ---------------                  ------
     Total............                4,136      $224,122,404.03                  100.00%
                                      =====      ===============                  ======

____________________
(1)  Occupancy as represented by the borrower at the time of origination.


                                           PURPOSE OF THE GROUP I LOANS


                                                                          % OF AGGREGATE
                                              PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                              OUTSTANDING AS OF           OUTSTANDING AS OF
                                   NUMBER    THE SUBSEQUENT CUT-OFF     THE SUBSEQUENT CUT-OFF
              PURPOSE             OF LOANS          DATE                          DATE
-------------------------------  ---------   ----------------------     ----------------------
Refinance............              2,894         $152,181,600.75                   67.90%
Purchase.............              1,203           68,442,094.63                   30.54
Other................                 39            3,498,708.65                    1.56
                                   -----         ---------------                  ------
     Total...........              4,136         $224,122,404.03                  100.00%
                                   =====         ===============                  ======


                                      ORIGINAL CLTVS OF THE GROUP I LOANS(1)


                                                                          % OF AGGREGATE
                                              PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                              OUTSTANDING AS OF           OUTSTANDING AS OF
                                   NUMBER    THE SUBSEQUENT CUT-OFF     THE SUBSEQUENT CUT-OFF
         ORIGINAL CLTV (%)        OF LOANS          DATE                          DATE
-------------------------------  ---------   ----------------------     ----------------------
  11.90  -   20.00......                13       $     272,539.13                  0.12%
  20.01  -   30.00......                42             965,734.47                  0.43
  30.01  -   40.00......                76           2,223,398.11                  0.99
  40.01  -   50.00......               129           5,071,615.08                  2.26
  50.01  -   60.00......               208           8,793,678.19                  3.92
  60.01  -   70.00......               401          20,002,954.36                  8.93
  70.01  -   80.00......             1,389          82,712,307.47                 36.90
  80.01  -   90.00......             1,276          75,815,563.81                 33.83
  90.01  -  100.00......               602          28,264,613.41                 12.61
                                     -----        ---------------                ------
         TOTAL..........             4,136        $224,122,404.03                100.00%
                                     =====        ===============                ======

__________________
(1) THE WEIGHTED AVERAGE CLTV AT ORIGINATION OF THE GROUP I LOANS AS OF THE SUBSEQUENT CUT-OFF DATE WAS APPROXIMATELY 79.50%.



                    GEOGRAPHIC DISTRIBUTION OF THE PROPERTIES RELATING TO THE GROUP I LOANS(1)

                                                                          % OF AGGREGATE
                                              PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                              OUTSTANDING AS OF           OUTSTANDING AS OF
                                   NUMBER    THE SUBSEQUENT CUT-OFF     THE SUBSEQUENT CUT-OFF
             LOCATION             OF LOANS          DATE                          DATE
-------------------------------  ---------   ----------------------     ----------------------
ALABAMA................               1,343        $ 68,889,044.06                    30.74%
ARIZONA................                  12             708,381.88                     0.32
ARKANSAS...............                 214          12,638,768.18                     5.64
CALIFORNIA.............                  17             730,786.83                     0.33
COLORADO...............                   8             387,898.04                     0.17
CONNECTICUT............                   2             149,552.55                     0.07
FLORIDA................                 252          14,266,065.55                     6.37
GEORGIA................                 229          13,196,974.17                     5.89
ILLINOIS...............                  14             736,979.60                     0.33
INDIANA................                   8             389,995.94                     0.17
KENTUCKY...............                  22           1,465,198.42                     0.65
LOUISIANA..............                 712          35,204,904.45                    15.71
MARYLAND...............                   4             236,898.27                     0.11
MASSACHUSETTS..........                   2             229,171.26                     0.10
MICHIGAN...............                  31           1,077,795.73                     0.48
MISSISSIPPI............                 652          31,530,209.15                    14.07
MISSOURI...............                   1              18,747.10                     0.01
NEVADA.................                   9             910,225.01                     0.41
NEW JERSEY.............                   1             114,394.05                     0.05
NEW MEXICO.............                   2              89,170.35                     0.04
NEW YORK...............                   8             481,462.08                     0.21
NORTH CAROLINA.........                  33           2,390,404.90                     1.07
OHIO...................                  23           1,326,250.75                     0.59
OKLAHOMA...............                  10             509,904.42                     0.23
OREGON.................                   1              34,634.56                     0.02
SOUTH CAROLINA.........                  34           2,259,475.23                     1.01
TENNESSEE..............                 371          24,784,041.69                    11.06
TEXAS..................                  63           5,455,438.28                     2.43
UTAH...................                   2              86,890.85                     0.04
VIRGINIA...............                  50           3,308,783.15                     1.48
WASHINGTON.............                   3             344,134.58                     0.15
WISCONSIN..............                   3             169,822.95                     0.08
                                      -----           ---------------                ------
TOTAL..................               4,136           $224,122,404.03                100.00%
                                      =====           ===============                ======

___________________

(1) THE GREATEST ZIP CODE GEOGRAPHIC CONCENTRATION OF THE GROUP I LOANS WAS APPROXIMATELY 1.05% IN THE 71360 ZIP CODE.


                                    DOCUMENTATION LEVEL OF THE GROUP I LOANS(1)


                                                                          % OF AGGREGATE
                                              PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                              OUTSTANDING AS OF           OUTSTANDING AS OF
                                   NUMBER    THE SUBSEQUENT CUT-OFF     THE SUBSEQUENT CUT-OFF
       DOCUMENTATION LEVEL       OF LOANS          DATE                          DATE
-------------------------------  ---------   ----------------------     ----------------------
Limited Documentation........        3,159      $175,622,821.76                 78.36%
Full Documentation...........          858        42,529,308.05                 18.98
No Income/No Asset...........          114         5,428,312.19                  2.42
Stated Income Documentation..            2           329,769.49                  0.15
Other........................            3           212,192.54                  0.09
                                     -----      ---------------                ------
         Total...............        4,136      $224,122,404.03                100.00%
                                     =====      ===============                ======

____________________
(1) For a description of each Documentation Level, see "New South Federal Savings Bank--Underwriting Standards" in the prospectus supplement.


                                        LOAN RATES OF THE GROUP I LOANS(1)


                                                                          % OF AGGREGATE
                                              PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                              OUTSTANDING AS OF           OUTSTANDING AS OF
                                   NUMBER    THE SUBSEQUENT CUT-OFF     THE SUBSEQUENT CUT-OFF
           LOAN RATE (%)          OF LOANS          DATE                          DATE
-------------------------------  ---------   ----------------------     ----------------------
   6.125  -   7.000......             98      $     5,363,062.01                 2.39%
   7.001  -    8.000.....            275           15,433,328.89                 6.89
   8.001  -    9.000.....            313           19,541,713.58                 8.72
   9.001  -  10.000......            685           41,583,636.95                18.55
 10.001   -  11.000......          1,093           64,652,389.36                28.85
 11.001   -  12.000......            948           49,426,146.20                22.05
 12.001   -  13.000......            504           21,135,283.29                 9.43
 13.001   -  14.000......            142            4,959,003.21                 2.21
 14.001   -  15.000......             56            1,515,858.13                 0.68
 15.001   -  16.000......             19              403,519.30                 0.18
 16.001   -  16.750......              3              108,463.11                 0.05
                  Total..          4,136            $224,122,404.03            100.00%

__________________
(1) The weighted average Loan Rate of the Group I Loans as of the Subsequent Cut-off Date was approximately 10.452% per annum.